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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                                  APRIL 3, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


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                                AGCO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                        1-12930                  58-1960019
(State of incorporation)       (Commission file number)      (I.R.S. Employer
                                                             Identification No.)

                            4205 RIVER GREEN PARKWAY
                              DULUTH, GEORGIA 30096
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                           OFFICES INCLUDING ZIP CODE)

                                 (770) 813-9200



              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

On April 3, 2001, we issued the press release attached hereto as Exhibit 99.1 relating to a planned private placement of notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits

99.1 Press release issued April 3, 2001, relating to a planned privet placement of notes


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                                   SIGNATURES

         Pursuant to the requirements Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AGCO Corporation


                                    By: /s/ Stephen Lupton
                                       --------------------------------
                                       Senior Vice President and General Counsel



Dated:  April 3, 2001


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